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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported): May 20, 2002
                                                    ------------


                                 ICT GROUP, INC.
                                 ---------------
                 (Exact Name of Registrant Specified in Charter)

       Pennsylvania                   0-20807                   23-2458937
       -------------                  --------                  ----------
      (State or Other             (Commission File           (I.R.S. Employer
      Jurisdiction of                  Number)              Identification No.)
       Incorporation)


            100 Brandywine Boulevard
              Newtown, Pennsylvania                             18940
--------------------------------------------------       ---------------------
    (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: 267-685-5000


           ___________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.     Changes in Registrant's Certifying Accountant.

     On May 20, 2002, ICT Group Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent public accountant. On May 21, 2002, the Company engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountant for the Company's 2002 fiscal year. The change will be effective immediately. The decision to dismiss Arthur Andersen was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2000 and December 31, 2001, and during the fiscal year ending December 31, 2002 through the date of this report, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2000 and December 31, 2001 or the fiscal year ending December 31, 2002. During the fiscal years ended December 31, 2000 and December 31, 2001, and during the fiscal year ending December 31, 2002 through the date of this report, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Arthur Andersen was provided with a copy of the foregoing disclosures and has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with such statements. A copy of Arthur Andersen's letter dated May 20, 2002 is attached hereto as Exhibit 16.1.

     During the fiscal years ended December 31, 2000 and December 31, 2001, and during the fiscal year ending December 31, 2002 through the date of this report, the Company did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed,
(ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K.

     A copy of the press release issued by the Company regarding its change in certifying accountant is attached hereto as Exhibit 99.1.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.      Description
          -----------      -----------

          16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 20, 2002 regarding change in certifying accountant.

          99.1             Press Release, dated May 21, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ICT GROUP, INC.


Date: May 21, 2002                 By: /s/ John J. Brennan
      ------------                    ----------------------------------
                                    Name:  John J. Brennan
                                    Title: Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

16.1 Letter from Arthur Andersen LLP to Securities and Exchange Commission, dated May 20, 2002 regarding change in certifying accountant.

99.1              Press Release, dated May 21, 2002.